B. RILEY DIVERSIFIED EQUITY FUND

Investor Class Shares (Ticker: BRDRX)
Institutional Class Shares (Ticker: BRDZX)
Class A Shares (Ticker: BRDAX)

a series of
World Funds Trust (the “Trust”)
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated May 7, 2018
To the Fund’s Prospectus and Statement of Additional Information dated May 1, 2018

Addition of Co-Portfolio Manager to the B. Riley Diversified Equity Fund

Effective May 2, 2018, Mr. William F. Charters, CFA, become a co-portfolio manager of the B. Riley Diversified Equity Fund.

Prospectus

The disclosure under “Portfolio Managers” at page 6 of the Prospectus is replaced with the following:

Portfolio Managers

Charles P. Hastings has managed the Fund since its inception in February 2014. William F. Charters has managed the Fund since May 2018.

The disclosure under “The Portfolio Manager” at page 11 of the Prospectus is replaced with the following:

The Portfolio Managers

Since the Fund’s inception in February 2014, Charles P. Hastings has been primarily responsible for the day-to-day management of the Fund. Since May 2018, William F. Charters has been a portfolio manager of the Fund.

Charles P. Hastings has been a managing director of the Adviser since May 2013. From 2005 to 2009, Mr. Hastings was head of trading for GPS Partners, LLC, a hedge fund, where he traded in equities, fixed income securities, options and commodities. From 2010 until he joined the Adviser, he was a private investor.

William F. Charters, CFA joined B. Riley in December of 2017. From 2010 – 2017, Mr. Charters was the Founder and Portfolio Manager of Sabal Capital Management, LLC a hedge based in Santa Monica. From 2002-2010, Mr. Charters was a Portfolio Manager and Partner at Botti Brown Asset Management a hedge fund located in San Francisco.

Statement of Additional Information

The disclosure under “Portfolio Manager” at page 10 of the Statement of Additional Information is replaced with the following:

Portfolio Managers - As described in the prospectus, Charles P. Hastings and William F. Charters serve as Portfolio Managers to the Fund and are responsible for the day-to-day investment management of the Fund. Mr. Hastings acts as portfolio manager for separately managed accounts. This section includes information about the Portfolio Managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2018.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Charles P. Hastings	0	$0	0	$0	9	$3.52	$3.52
William F. Charters	0	$0	0	$0	0	0	0

Conflicts of Interest. A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

A Portfolio Manager’s various business activities may present a conflict of interest with respect to the allocation of his business time. However, the Portfolio Managers intend to devote as much time as deemed necessary for the conduct of each client’s operation and portfolio management.

The Adviser, B. Riley FBR, Inc. and its affiliates have implemented procedures designed to address the foregoing conflicts of interest, which include extensive written policies and protocols to ensure that the Portfolio Managers and all other professionals and related persons within the firm are fully informed of the current regulations and that appropriate controls are in effect to address these conflicts and ensure compliance with all laws, rules and regulations related to the management of such conflicts of interest and the operation of its broker-dealer and asset management divisions.

Compensation.

The Portfolio Managers will receive a salary and bonus from the Adviser. Any bonus will be based on a number of variables including, overall growth of the firm, asset growth, performance of the Fund and other subjective factors determined by the Adviser’s management.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of December 31, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles P. Hastings	$10,001 – $50,000
William F. Charters	None

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